Balance Sheet Components - Schedule of Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Prepaid Expense and Other Assets, Current [Abstract]
Prepaid clinical development expenses	$ 1,128	$ 776
Prepaid insurance expenses	970	56
Deferred financing costs	261	467
Other prepaid expenses and current assets	259	382
Total prepaid expenses and other current assets	$ 2,618	$ 1,681